UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 1. 2016
(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Adjustments to 2016 Base Salaries

On February 1, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Capstead Mortgage Corporation (the “Company”) increased the base salary for one of the Company’s executive officers, effective January 1, 2016, as follows:

Executive	Current Annual Base Salary	Annual Base Salary Effective January 1, 2016

Roy S. Kim	$325,000	$345,000

2016 Annual Incentive Compensation Program Awards

On February 1, 2016, the Committee also adopted the 2016 Annual Incentive Compensation Program applicable to the Company’s executive officers (the “2016 Annual Incentive Program”).  The 2016 Annual Incentive Program is similar to the 2015 Annual Incentive Compensation Program adopted by the Committee in January 2015.  The 2016 Annual Incentive Program continues to provide specific metrics against which the Company’s performance is to be measured, specifically relative economic return, absolute economic return, relative operating efficiency as well as individual goals and objectives for each of the executive officers.  Payouts under the 2016 Annual Incentive Program will continue to be determined formulaically, defining minimum, target and maximum payout percentages based on multiples of base salary, thereby limiting the maximum annual incentive payout for each executive officer.

For 2016 the relative weightings of the various metrics in the criteria were modified primarily to place more emphasis on absolute return at adjusted minimum, target and maximum thresholds, while decreasing other relative weightings.  Additionally, maximum payout percentages  related to achieving individual goals and objectives were increased.

The 2016 Annual Incentive Program is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.  This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Extension of Dividend Equivalent Rights (“DERs”) short-term incentive compensation program

In 2008 the Committee instituted an additional performance-based short-term incentive compensation program for executives that provides for quarterly cash payments equal to per share dividends declared on the Company’s common stock multiplied by a notional amount of non-vesting or “phantom” shares of common stock, referred to as DERs.  DERs are not attached to any stock or option awards.  DERs outstanding at December 31, 2015 totaled 654,000 and were scheduled to expire December 31, 2015.  On February 1, 2016 the Committee extended the expiration dates of outstanding DERs to December 31, 2016.

2016 Long-Term Awards

Pursuant to the 2014 Flexible Long-Term Incentive Plan, on February 1, 2016 the Committee granted two forms of incentive compensation awards to the executive officers of the Company consisting of (a) restricted common stock and (b) performance units (the “Performance Units”).  The restricted common stock awards vest in full on February 1, 2019 and were granted in the following share amounts determined by reference to the closing stock price on the date of grant with a value equal to 30% of each grantee’s effective salary on January 1, 2016:

Executive Officer	Number of shares of Restricted Common Stock

Andrew F. Jacobs, President and Chief Executive Officer	24,881

Roy S. Kim, Senior Vice President - Asset and Liability Management	11,105

Phillip A. Reinsch, Executive Vice President and Chief Financial Officer	13,937

Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	17,414

Each executive officer will enter into a Restricted Stock Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.2.

Prior to granting Performance Units, the Committee adopted long-term performance criteria (the “2016 Long-Term Performance Unit Award Criteria”).  The 2016 Long-Term Performance Unit Award Criteria are similar to long-term performance criteria adopted by the Committee in 2015.  The 2016 Long-Term Performance Unit Award Criteria provide specific metrics against which the Company’s performance is to be measured, specifically relative economic return, absolute economic return and relative total stockholder return.  The minimum, target and maximum thresholds for the absolute economic return metric were adjusted for 2016 to reflect current market conditions.

The Performance Units are convertible into shares of common stock of the Company following a three-year performance period ending December 31, 2018.  The number of shares of common stock into which the Performance Units are convertible is dependent on satisfaction of the performance metrics outlined in the 2016 Long-Term Performance Unit Award Criteria during the performance period.

For example, if the targeted performance levels are achieved over the three-year period, the Performance Units will convert into shares of common stock equal to the number of Performance Units granted.  If the Company exceeds the targeted performance levels and reaches maximum performance thresholds, the Performance Units will convert into shares of common stock equal to twice the number of Performance Units granted.  If the Company does not achieve the targeted performance levels but does achieve the minimum performance thresholds, the Performance Units will convert into shares of common stock equal to one-half the number of Performance Units granted.  If the Company does not achieve even the minimum performance levels, the Performance Units will expire without converting into any shares of common stock.  The conversion ratio will be adjusted to interpolate the appropriate conversion factor if performance levels are above the minimums but below the maximums.  Accordingly, the Performance Units could expire without converting into any shares of common stock or could be convertible into as many as 200% of the number of Performance Units granted.

Each executive officer of the Company was granted the following Performance Units in amounts determined by reference to the closing stock price on the date of grant with a value equal to 120% of each grantee’s effective salary on January 1, 2016.  These units are convertible into the indicated number of shares of common stock:

		Number of shares of Common Stock into which the Performance Units are Convertible
Executive Officer	Number of Performance Units	Minimum	Maximum

Andrew F. Jacobs, President and Chief Executive Officer	99,527	0	199,054

Roy S. Kim, Senior Vice President - Asset and Liability Management	44,420	0	88,840

Phillip A. Reinsch, Executive Vice President and Chief Financial Officer	55,751	0	111,502

Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	69,656	0	139,312

The common stock into which the Performance Units are convertible will be issued by the Company following the end of the three-year performance period and on or prior to March 15, 2019.  Dividends accrue from the date of grant and will be paid in cash when and if the units convert into shares of common stock based on the number of shares ultimately issued.

The 2016 Long-Term Performance Unit Award Criteria is filed with this Form 8-K as Exhibit 10.3 and is incorporated by reference herein.  This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3.

Each executive officer will enter into a Performance Unit Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.4.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

	10.1*	2016 Annual Incentive Compensation Program
	10.2*	Form of Restricted Stock Award
	10.3*	2016 Long-Term Performance Unit Award Criteria
	10.4*	Performance Unit Agreement

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

February 4, 2016	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch

Executive Vice President, Chief Financial Officer and Secretary